EXHIBIT 10.21

                             ENTROPIN, INC.

                    2,000,000 SHARES OF COMMON STOCK
                2,000,000 COMMON STOCK PURCHASE WARRANTS


                         UNDERWRITING AGREEMENT
                         ----------------------



                                                         March 14, 2000


Neidiger Tucker Brunner, Inc.
1675 Larimer Street, Suite 300
Denver, CO 80202

Gentlemen:

     Entropin, Inc., a Colorado corporation (the "Company"), hereby confirms its agreement with Neidiger Tucker Brunner, Inc. ("NTB"), as managing representative (the "Representative") of the several underwriters listed on Schedule 1 annexed hereto (the "Underwriters"), as set forth below.

     The Company proposes to issue and sell to the Underwriters 2,000,000 shares of the Company's $.001 par value common stock (the "Common Stock") and 2,000,000 redeemable common stock purchase warrants (the "Warrants"). The Common Stock and Warrants being sold by the Company are referred to as the "Firm Securities."

     In addition, for the sole purpose of covering over-allotments from the sale of the Firm Securities, the Company proposes to grant to the Underwriters an option to purchase an additional 300,000 shares of Common Stock and 300,000 Warrants (the "Firm Option Securities" or the "Option Securities"), all as provided in Section 2(c) of this agreement (the "Agreement") and to issue to you the Representative's Warrant (as defined in Section 2 hereof) to purchase certain additional shares of Common Stock and Warrants. The Firm Securities and the Option Securities are collectively referred to herein as either the "Securities."

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriter that:

          (a) A registration statement on Form SB-2 (File No. 333-11308), with respect to the Securities and the Representative's Warrant (as hereinafter defined), including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act "), and one or more amendments to that registration statement may have been so filed. Copies of such registration statement and of each amendment heretofore filed by the Company with the Commission have been

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delivered to the Underwriters. After the execution of this Agreement, the
Company will file with the Commission either (i) if the registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in that registration statement (or, if an amendment thereto shall have been filed, in such amendment), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriters prior to the execution of this Agreement, or (ii) if that registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to that registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriters prior to the execution of this Agreement. The Company also may file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for purposes of registering certain additional Securities, which registration statement shall become effective upon filing with the Commission (the "Rule 462(b) Registration Statement"). As used in this Agreement, the term "Registration Statement" means that registration statement, as amended at the time it was or is declared effective, and any amendment thereto that was or is thereafter declared effective, including all financial schedules and exhibits thereto and any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined), together with any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with the Registration Statement (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is so filed pursuant to Rule 424(b), the prospectus included in the Registration Statement. The Company has caused to be delivered to the Underwriters copies of each Preliminary Prospectus and has consented to the use of those copies for the purposes permitted by the Act. If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective, then (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When each Preliminary Prospectus and each amendment and each supplement thereto was filed with the Commission it (i) contained all statements required to be stated therein, in accordance with, and complied with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not

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
misleading. When the Prospectus and each amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required so to be filed, when the Registration Statement containing such Prospectus or amendment or supplement thereto was or is declared effective) and on the Firm Closing Date and any Option Closing Date (as each such term is hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein.

          (c) The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified or authorized to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its businesses require such qualification or authorization. The Company has no subsidiaries.

          (d) The Company has full corporate power and authority, and all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory authorities, to own or lease its property and conduct its business as now being conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (e) The Company does not own, directly or indirectly, an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

          (f) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company, have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. There are no outstanding options, warrants or other rights granted by the Company to purchase shares of its Common Stock or other securities, other than as described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Firm Securities have been duly authorized, by all necessary corporate action on the part of the Company and, when the Firm Securities are issued and delivered to and paid for by the Underwriter pursuant to this Agreement, the Firm Securities will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). No holder of outstanding securities of the Company is entitled as such to any preemptive or other right to subscribe for any of the Securities, and no person

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is entitled to have securities registered by the Company under the
Registration Statement or otherwise under the Act other than as described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (g) The capital stock of the Company conforms to the description thereof contained in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (h) All issuances of securities of the Company have been effected pursuant to an exemption from the registration requirements of the Act. Except as previously disclosed in writing to the Representative, no compensation was paid to or on behalf of any member of the National Association of Securities Dealers, Inc. ("NASD"), or any affiliate or employee thereof, in connection with any such issuance.

          (i) The financial statements of the Company included in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company as of the dates indicated and the results of operations of the Company for the periods specified. Such financial statements have been prepared in accordance with generally accepted accounting principles in effect in the United States of America, consistently applied, except to the extent that certain footnote disclosures regarding unaudited interim periods may have been omitted in accordance with the applicable rules of the Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The financial data set forth under the caption "Summary Financial Information" in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

          (j) Causey Demgen & Moore Inc., Certified Public Accountants, which has audited certain financial statements of the Company and delivered its report with respect to the financial statements included in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), is an independent public accountant with respect to the Company as required by the Act and the applicable rules and regulations thereunder.

          (k) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) except as otherwise contemplated therein, there has been no material adverse change in the business, operations, condition (financial or otherwise), earnings or prospects of the Company, whether or not arising in the ordinary course of business, (ii) except as otherwise stated therein, there have been no transactions entered into by the Company and no commitments made by the Company that, individually or in the aggregate, are material with respect to the Company, (iii) there has not been any change in the capital stock or indebtedness of the Company, and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company in respect of any class of its capital stock.

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
          (l) The Company has full corporate power and authority to enter into and perform its obligations under this Agreement and the Representative's Warrant Agreement (as hereinafter defined). The execution and delivery of this Agreement and the Representative's Warrant Agreement have been duly authorized by all necessary corporate action on the part of the Company and this Agreement and the Representative's Warrant Agreement have each been duly executed and delivered by the Company and each is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except as rights to indemnity and contribution under this Agreement may be limited by applicable law. The issuance, offering and sale by the Company to the Underwriters of the Securities pursuant to this Agreement or the Representative's Securities pursuant to the Representative's Warrant Agreement, the compliance by the Company with the provisions of this Agreement and the Representative's Warrant Agreement, and the consummation of the other transactions contemplated by this Agreement and the Representative's Warrant Agreement do not (i) require the consent, approval, authorization, registration or qualification of or with any court or governmental or regulatory authority, except such as have been obtained or may be required under state securities or blue sky laws and, if the Registration Statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which the Company is a party or by which the Company or any of its property is bound or subject, or the certificate of incorporation or by-laws of the Company, or any statute or any rule, regulation, judgment, decree or order of any court or other governmental or regulatory authority or any arbitrator applicable to the Company.

          (m) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject, and no such proceedings have been threatened against the Company or with respect to any of its property, except such as are described in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus). No contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (and, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) or filed as required.

          (n) The Company is not in (i) violation of its certificate of incorporation, by-laws or other governing documents, (ii) violation in any material respect of any law, statute, regulation, ordinance, rule, order, judgment or decree of any court or any governmental or regulatory authority applicable to it, or (iii) default in any material respect in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or subject, and no event has occurred which with notice or lapse of time or both would constitute such a default.

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          (o)  The Company currently owns or possesses adequate rights to use all intellectual property, including all trademarks, service marks, trade names, copyrights, inventions, know-how, trade secrets, proprietary technologies, processes and substances, or applications or licenses therefor, that are described in the Prospectus (and if the Prospectus is not in existence, the most recent Preliminary Prospectus), and any other rights or interests in items of intellectual property as are necessary for the conduct of the business now conducted or proposed to be conducted by them as described in the Prospectus (or, such Preliminary Prospectus), and, except as disclosed in the Prospectus (and such Preliminary Prospectus), the Company is not aware of the granting of any patent rights to, or the filing of applications therefor by, others, nor is the Company aware of, nor has the Company received notice of, infringement of or conflict with asserted rights of others with respect to any of the foregoing. All such intellectual property rights and interests are (i) valid and enforceable and (ii) to the best knowledge of the Company, not being infringed by any third parties.

          (p) The Company possesses adequate licenses, orders, authorizations, approvals, certificates or permits issued by the appropriate federal, state or foreign regulatory agencies or bodies necessary to conduct its business as described in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, except as disclosed in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no pending or, to the best knowledge of the Company, threatened, proceedings relating to the revocation or modification of any such license, order, authorization, approval, certificate or permit.

          (q) The Company has good and marketable title to all of the properties and assets reflected in the Company's financial statements or as described in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind, except those reflected in such financial statements or as described in the Registration Statement and the Prospectus (and such Preliminary Prospectus). Except as disclosed in the Prospectus, the Company occupies its leased properties under valid and enforceable leases conforming to the description thereof set forth in the Registration Statement and the Prospectus (and such Preliminary Prospectus).

          (r) The Company is not and does not intend to conduct its business in a manner in which it would be an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940 (the "Investment Company Act").

          (s) The Company has obtained and delivered to the Representative the agreements (the "Lock-up Agreements") with the officers, directors and certain other security holders owning shares of Common Stock substantially to the effect that, among other things, each such person will not, commencing on the date that the Registration Statement is declared effective by the Commission (the "Effective Date") and continuing for a period of one year thereafter, without the prior written consent of the Representative, directly or indirectly, publicly sell, offer or contract to sell or grant any option to purchase, transfer, assign or pledge, or otherwise encumber, or dispose

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of any shares of Common Stock now or hereafter owned by such person and that the purchaser or transferee in any private sale agrees to be bound by the Lock-up Agreement.

          (t) No labor dispute with the employees of the Company exists, is threatened or, to the best of the Company's knowledge, is imminent that could result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (u) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (v) The Representative's Warrant (as hereinafter defined) will conform to the description thereof in the Registration Statement and in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and, when sold to and paid for by the Representative in accordance with the Representative's Warrant Agreement, will have been duly authorized and validly issued and will constitute valid and binding obligations of the Company entitled to the benefits of the Representative's Warrant Agreement. The shares of Common Stock and Warrants issuable upon exercise of the Representative's Warrant have been duly authorized and reserved for issuance upon exercise of the Representative's Warrant by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of the Representative's Warrant Agreement and the Representative's Warrant, respectively, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (w) No person has acted as a finder in connection with, or is entitled to any commission, fee or other compensation or payment for services as a finder for or for originating, or introducing the parties to, the transactions contemplated herein and the Company will indemnify the Underwriter with respect to any claim for finder's fees in connection herewith. Except as set forth in the Registration Statement and the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has no management or financial consulting agreement with anyone. No promoter, officer, director or stockholder of the Company is, directly or indirectly, affiliated or associated with an NASD member and no securities of the Company have been acquired by an NASD member, except as previously disclosed in writing to the Representative.

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          (x)  The Company has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due.

          (y) Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company has, directly or indirectly; used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. No transaction has occurred between or among the Company and any of its officers or directors or any affiliates of any such officer or director, that is required to be described in and is not described in the Registration Statement and the Prospectus.

          (z) Neither the Company nor any of its officers, directors or affiliates (as defined in the Regulations), has taken or will take, directly or indirectly, prior to the completion of the Offering, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities or the Option Securities.

     2.   PURCHASE, SALE AND DELIVERY OF THE SECURITIES AND THE
REPRESENTATIVE'S WARRANTS.

          (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the number of Firm Securities as set forth opposite its name on Schedule 1 annexed hereto, at the purchase price indicated in the Prospectus.

          (b) Certificates in definitive form for the Firm Securities that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriters request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Underwriters, against payment by or on behalf of the Underwriters of the purchase prices therefor by wire transfer of immediately available funds to a bank account specified by the Company. Such delivery of the Firm Securities shall be made at the offices of Counsel for the Underwriters, 5445 DTC Parkway, Suite 520, Englewood, Colorado 80111 at 7:30 A.M., Denver time within five days from the Effective Date of the Offering, or at such other place, time or date as the Underwriters and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificates for the Firm Securities available for checking and packaging by the Underwriters, at such offices as may be designated by

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the Representative, at least 24 hours prior to the Firm Closing Date.  In lieu of physical delivery, the closing may occur by "DTC" delivery.

          (c) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the Underwriter an option to purchase any or all of the Option Securities, which options are exercisable by the Representative on behalf of and for the account of the Underwriters. The purchase price to be paid for any of the Option Securities shall be the same price per share for the Firm Securities set forth above in paragraph (a) of this Section 2. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within 45 calendar days after the Firm Closing Date. The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representative may from time to time exercise the option granted hereby on behalf of the Underwriters by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Underwriters but shall not be earlier than two business days or later than three business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representative and the Company may agree upon, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, each Underwriter shall become obligated to purchase from the Company, the Option Securities as to which the Underwriter is then exercising its option. If the option is exercised as to all or any portion of the Option Securities, certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (b) of this Section 2, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (c), to refer to such Option Securities and Option Closing Date, respectively.

          (d) On the Firm Closing Date, the Company will further issue and sell to the Representative or, at the direction of the Representative, to bona fide officers of the Underwriters, for an aggregate purchase price of $100, warrants (the "Representative's Warrant") entitling the holders thereof to purchase 200,000 shares of Common Stock and 200,000 Warrants for a period of four years, such period to commence on the first anniversary of the Effective Date. The Representative's Warrant shall be exercisable at the price indicated in the Prospectus, and shall contain terms and provisions more fully described herein below and as set forth more particularly in the warrant agreement relating to the Representative's Warrant to be executed by the Company on the Effective Date (the "Representative's Warrant Agreement"), including, but not limited to, (i) customary anti-dilution provisions in the event of stock dividends, split mergers, sales of all or substantially all of the Company's assets, sales of stock below then prevailing market or exercise prices and other events, and (ii) prohibitions of mergers, consolidations or other reorganizations of or by the Company or the taking by the Company of other action during the five-year period

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
following the Effective Date unless adequate provision is made to preserve, in substance, the rights and powers incidental to the Representative's Warrant. As provided in the Representative's Warrant Agreement, the Representative may designate that the Representative's Warrant be issued in varying amounts directly to bona fide officers of the Underwriters. As further provided, no sale, transfer, assignment, pledge or hypothecation of the Representative's Warrant shall be made for a period of five years from the Effective Date, except (i) by operation of law or reorganization of the Company, or (ii) to the Underwriters and bona fide partners, officers (but not directors) of the Underwriters and selling group members.

     3. OFFERING BY THE UNDERWRITERS. The Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus (the "Offering").

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission any prospectus or amendment referred to in the first sentence of section (a)
(i) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement as to which the Underwriters shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriters shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Underwriters or counsel to the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Underwriters, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Underwriters of each such filing or effectiveness.

          (b) The Company will advise the Underwriters, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of any Securities for offering or sale in any jurisdiction, (iii) the institution, threat or contemplation of any proceeding for any such purpose, or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (c) The Company will, in cooperation with counsel to the Underwriters, arrange for the qualification of the Securities for offering and sale under the blue sky or securities laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities.

          (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Underwriters thereof and, subject to Section 4(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

          (e)  Intentionally left blank.

          (f) The Company will, without charge, provide to the Underwriters and to counsel for the Underwriters (i) as many signed copies of the Registration Statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) as the Underwriters may reasonably request, (ii) as many conformed copies of such Registration Statement and each amendment thereto (in each case without exhibits thereto) as the Underwriters may reasonably request, and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request.

          (g) The Company, as soon as practicable, will make generally available to its security holders and to the Underwriters an earnings statement of the Company that satisfies the provisions of Section 11 (a) of the Act and Rule 158 thereunder.

          (h) The Company will reserve and keep available for issuance that maximum number of authorized but unissued shares of Common Stock which are issuable upon exercise of any outstanding warrants and the Representative's Warrant (including the underlying securities) outstanding from time to time.

          (i) The Company will apply the net proceeds from the sale of the Securities being sold by it as set forth under "Use of Proceeds" in the Prospectus.

          (j)  Intentionally left blank.

          (k) Prior to the Closing Date or the Option Closing Date (if any), the Company will not, directly or indirectly, without prior written consent of the Representative, issue any press release or other public announcement or hold any press conference with respect to the Company or its activities with respect to the Offering (other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations).

          (l) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A under the Act, then immediately following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 430A and Rule 424(b) under the Act, copies of the Prospectus including the information omitted in reliance on Rule 430A, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

          (m) The Company will cause the Securities to be included in The Nasdaq SmallCap Market on the Effective Date and to maintain such listing thereafter. The Company will file with The Nasdaq SmallCap Market all documents and notices that are required by companies with securities that are traded on The Nasdaq SmallCap Market.

          (n) During the period of five years from the Firm Closing Date, the Company will, as promptly as possible, not to exceed 135 days, after each annual fiscal period render and distribute reports to its stockholders which will include audited statements of its operations and changes of financial position during such period and its audited balance sheet as of the end of such period, as to which statements the Company's independent certified public accountants shall have rendered an opinion and shall timely file all reports required to be filed under the securities laws.

          (o) During a period of three years commencing with the Firm Closing Date, the Company will furnish to the Representative, at the Company's expense, copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission.

          (p) The Company has appointed Corporate Stock Transfer, Inc. as transfer agent for the Common Stock, subject to the Closing. The Company will not change or terminate such appointment (except for the appointment of American Securities Transfer & Trust, Inc.) for a period of three years from the Firm Closing Date without first obtaining the written consent of the Representative. For a period of three years after the Effective Date, the Company shall cause the transfer agent to deliver promptly to the Underwriters a duplicate copy of the daily transfer sheets relating to trading of the Securities. The Company shall also provide to the Representative, on a weekly basis, copies of the DTC special securities positions listing report.

          (q) During the period of 180 days after the date of this Agreement, the Company will not at any time, directly or indirectly, take any action designed to or that will constitute, or that might reasonably be expected to cause or result in, the stabilization of the price of the Securities to facilitate the sale or resale of any of the Securities.

          (r) The Company will not take any action to facilitate the sale of any shares of Common Stock pursuant to Rule 144 under the Act if any such sale would violate any of the terms of the Lock-up Agreements.

          (s) Prior to the 120th day after the Firm Closing Date, the Company will provide the Underwriters and their designees with three bound volumes of the transaction documents relating to the Registration Statement and the closing(s) hereunder, in form and substance reasonably satisfactory to the Representative.

          (t) The Company shall consult with the Representative prior to the distribution to third parties of any financial information news releases or other publicity regarding the Company, its business, or any terms of this offering and the Underwriters will consult with the Company prior to the issuance of any research report or recommendation concerning the Company's securities. Copies of all documents that the Company or its public relations firm intend to distribute will be provided to the Representative for review prior to such distribution.

          (u) The Company and the Underwriters will advise each other immediately in writing as to any investigation, proceeding, order, event or other circumstance, or any threat thereof, by or relating to the Commission or any other governmental authority, that could impair or prevent the Offering. Except as required by law or as otherwise mutually agreed in writing, neither the Company nor the Underwriters will acquiesce in such circumstances and each will actively defend any proceedings or orders in that connection.

          (v) The Company shall first submit to the Representative certificates representing the Securities for approval prior to printing, and shall, as promptly as possible, after filing the Registration Statement with the Commission, obtain CUSIP numbers for the Securities.

          (w) The Company will prepare and file a registration statement with the Commission pursuant to section 12 of the 1934 Act, and will use its best efforts to have such registration statement declared effective by the Commission on the Effective Date. For this purpose the Company shall prepare and file with the Commission a General Form of Registration of Securities (Form 8-A).

          (x) For so long as the Securities are registered under the 1934 Act, the Company will hold an annual meeting of stockholders for the election of directors within 180 days after the end of each of the Company's fiscal years and within 135 days after the end of each of the Company's fiscal years will provide the Company's stockholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by Rule 14a-3 under the 1934 Act and shall be included in an annual report pursuant to the requirements of such Rule.

          (y) The Company will engage a financial public relations firm reasonably satisfactory to the Representative on or before the Firm Closing Date, and continuously engage such firm, or a substitute firm reasonably acceptable to the Representative, for a period of twelve (12) months following the Firm Closing Date.

          (z) The Company will take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions or other equivalent manual and to maintain its listing therein for a period of five
(5) years from the Effective Date. Such application shall be made on an accelerated basis no more than two days following the Effective Date.

          (aa) On or prior to the Effective Date, the Company will give written instructions to the transfer agent for the Common Stock directing said transfer agent to place stop-order restrictions against, and appropriate legends advising of the Lock-up Agreements on, the certificates representing the securities of the Company owned by the persons who have entered into the Lock-up Agreements.

          (bb) During the twelve-month period commencing on the later of the Effective Date and the Closing Date, and provided that the Representative agrees to a complete or partial release of the restrictions contained in a Lock-up Agreement, the Company shall grant the Representative the right to sell, within seven business days of the effective date of such release, for the account of any person who was a shareholder of the Company prior to the Offering and who owns at least five percent (5%) of the Company's Common Stock after the Offering, any securities sold pursuant to Rule 144 under the Act, provided that such sale is made in accordance with the applicable shareholder's instructions.

          (cc) Prior to the Effective Date, the Company will have taken all necessary and appropriate action to have at least two persons be elected to the Company's Board of Directors who are deemed to be independent of the Company's management.

     4.   EXPENSES

          (a) The Company shall pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the preparation, printing and filing or other production of documents with respect to the transactions, including any costs of printing the Registration Statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement, the selected dealer agreement and the other agreements and documents governing the underwriting arrangements and any blue sky memoranda, (ii) all reasonable and necessary arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, and the costs and expenses of the Underwriters in mailing or otherwise distributing the same including telephone charges, duplications and other accountable expenses, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's, warrant agent's and registrar's fees or any transfer or other taxes payable thereon, (v) the qualification of the Securities under state blue sky or securities laws, including filing fees and fees and disbursements, (vi) the filing fees of the Commission and the NASD relating to the Securities, (vii) the inclusion of the Securities on The Nasdaq SmallCap Market and in the Standard and Poor's Corporation Descriptions Manual, (viii) any "road shows" or other meetings with prospective investors in the Securities, including transportation, accommodation, meal, conference room, audio-visual presentation and similar expenses, but not including such expenses for the Underwriters or their representatives or designees in excess of $15,000 and
(ix) the publication of "tombstone advertisements" in THE WALL STREET JOURNAL and/or INVESTOR'S BUSINESS DAILY to be selected by the Representative, and the manufacture of prospectus memorabilia. In addition to the foregoing, the Company, shall reimburse the Representative for its expenses on the basis of a non-accountable expense allowance in the amount of 3.00% of the gross offering proceeds to be received by the Company. The non-accountable expense allowance, based on the gross proceeds from the sale of the Firm Securities, shall be deducted from the funds to be paid by the Representative in payment for the Firm Securities, pursuant to Section 2 of this Agreement, on the Firm Closing Date. To the extent any Option Securities are sold, any remaining non-accountable expense allowance based on the gross proceeds from the sale of the Option Securities shall be deducted from the funds to be paid by the Representative in payment for the Option Securities, pursuant to Section 2 of this Agreement, on the Option Closing Date. The Company warrants, represents and agrees that all such payments and reimbursements will be promptly and fully made.

          (b) Notwithstanding any other provision of this Agreement, if the Offering is terminated in accordance with the provisions of Section 6 or Section 10(a)(i), the Company agrees that, in addition to the Company paying its own expenses as described in subparagraph (a) above, the Company shall reimburse the Representative for its actual accountable out-of-pocket expenses which have previously been advanced to the Representative, up to a maximum of $100,000. Such expenses shall include, but are not to be limited to, fees for the services and time of counsel for the Underwriters to the extent not covered by clause (a) above, plus any additional expenses and fees, including, but not limited to, travel expenses, postage expenses, duplication expenses, long-distance telephone expenses, and other expenses incurred by the Representative in connection with the proposed offering.

     5.   Intentionally left blank.

     6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Firm Securities shall be subject, in the Underwriters' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

          (a) If the Registration Statement, as heretofore amended, has not been declared effective as of the time of execution hereof, the Registration Statement, as heretofore amended or as amended by an amendment thereto to be filed prior to the Firm Closing Date, shall have been declared effective not later than 5:30 P.M., New York City time, on the date on which the amendment to such Registration Statement containing information regarding the initial public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Underwriters; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Underwriters shall have received an opinion, dated the Firm Closing Date, of Brenman Bromberg & Tennenbaum, P.C., counsel to the Company, as to law, substantially to the effect that:

               (1) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of any properties or the conduct of its business requires such qualification, except where the failure to be in good standing or so qualify would not have a materially adverse effect upon the Company;

               (2) the Company has full corporate power and authority to own or lease its property and conduct its business as it is now being conducted and as it is proposed to be conducted, as described in the Registration Statement and the Prospectus, and the Company has full corporate power and authority to enter into this Agreement and the Representative's Warrant Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

               (3) to the knowledge of such counsel, there are no outstanding options, warrants or other rights granted by the Company to purchase shares of its Common Stock, preferred stock or other securities other than as described in the Prospectus; the Securities have been duly authorized and the securities underlying the Representative's Warrant has been duly reserved for issuance by all necessary corporate action on the part of the Company and the Securities when issued and delivered to and paid for by the Representative, pursuant to this Agreement, the Representative's Warrant when issued and delivered and paid for in accordance with this Agreement and the Representative's Warrant Agreement by the Underwriters, and the Representative's Warrant when issued upon payment of the exercise price specified in the Representative's Warrant, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus; to the knowledge of such counsel, no holder of outstanding securities of the Company is entitled as such to any preemptive or other right to subscribe for any of the Securities or the Representative's Warrant; and to the knowledge of such counsel, no person is entitled to have securities registered by the Company under the Registration Statement or otherwise under the Act other than as described in the Prospectus;

               (4) the execution and delivery of this Agreement and the Representative's Warrant Agreement have been duly authorized by all necessary corporate action on the part of the Company and this Agreement and the Representative's Warrant Agreement have been duly executed and delivered by the Company, and each is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution under this Agreement and the Representative's Warrant Agreement may be limited by applicable securities laws and the public policy underlying such laws;

               (5) the Representative's Warrant is duly authorized and upon payment of the purchase price therefore specified in Section 2(d) of this Agreement will be validly issued and constitute valid and binding obligations of the Company; and the certificates representing the Securities are in due and proper form under law;

               (6) the statements set forth in the Prospectus under the caption "Description of Securities" insofar as those statements purport to summarize the terms of the capital stock and warrants of the Company, provide a fair summary of such terms; to the knowledge of such counsel, the statements set forth in the Prospectus describing statutes and regulations and the descriptions of the consequences to the Company under such statutes and regulations are fair summaries of the information set forth therein and are accurate in all material respects; to the knowledge of such counsel, the statements in the Prospectus, insofar as those statements constitute summaries of the contracts, instruments, leases or licenses referred to therein, constitute a fair summary in all material respects of those contracts, instruments, leases or licenses and include all material terms thereof, as applicable;

               (7) none of (A) the execution and delivery of this Agreement and the Representative's Warrant Agreement, (B) the issuance, offering and sale by the Company to the Underwriters of the Securities pursuant to this Agreement and the Representative's Warrant

Securities pursuant to the Representative's Warrant Agreement, or (C) the compliance by the Company with the other provisions of this Agreement and the Representative's Warrant Agreement and the consummation of the transactions contemplated hereby and thereby, to the knowledge of such counsel (1) requires the consent, approval, authorization, registration or qualification of or with any court or governmental authority known to us, except such as have been obtained and such as may be required under state blue sky or securities laws as to which we express no opinion or (2) conflicts with or results in a breach or violation of, or constitutes a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its property is bound or subject, or the certificate of incorporation or by-laws of the Company, or any material statute or any judgment, decree, order, rule or regulation of any court or other governmental or regulatory authority known to us applicable to the Company;

               (8) to the knowledge of such counsel, (A) no legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject except those arising in the ordinary course of business and fully covered by insurance and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

               (9) to the knowledge of such counsel, the Company possesses adequate licenses, orders, authorizations, approvals, certificates or permits issued by the appropriate federal, state or local regulatory agencies or bodies necessary to conduct its business as described in the Registration Statement and the Prospectus, and, there are no pending or threatened proceedings relating to the revocation or modification of any such license, order, authorization, approval, certificate or permit, except as disclosed in the Registration Statement and the Prospectus, which would have a material adverse effect on the Company;

               (10) The Company is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or by-laws, and to the knowledge of such counsel, the Company is not in (i) violation in any material respect of any law, statute, regulation, ordinance, rule, order, judgment or decree of any court or any governmental or regulatory authority applicable to it, or (ii) default in any material respect in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or subject, and no event has occurred which with notice, lapse of time or both would constitute such a default.

               (11) The Securities have been approved for inclusion on The Nasdaq SmallCap Market;

               (12) The Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

               (13) The Registration Statement originally filed with respect to the Securities and each amendment thereto and the Prospectus (in each case, other than the financial statements, the notes, schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder; and

               (14) the Company is not an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940 and, if the Company conducts its business as set forth in the Prospectus, it will not become an "investment company" and will not be required to register under the Investment Company.

          Such counsel also shall state in its opinion that it has participated in the preparation of the Registration Statement and the Prospectus and that nothing has come to its attention that has caused it to believe that the Registration Statement, at the time it became effective (including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the Firm Closing Date, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials, copies of which certificates will be provided to the Underwriters, and, as to matters of the laws of certain jurisdictions, on the opinions of other counsel to the Company, which opinions shall also be delivered to the Underwriters, in form and substance acceptable to the Underwriters, if such other counsel expressly authorize such reliance and counsel to the Company expressly states in their opinion that such counsel's and the Underwriters' reliance upon such opinion is justified.

          (d)  A.   At the time this Agreement is executed, the
Representative shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause
(iii) below) in all respects to the Representative and Representative's counsel, from Causey Demgen & Moore Inc., Certified Public Accountants:

               (i) confirming that it is a independent certified public accountant with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

               (ii) stating that it is their opinion that the financial statements of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representative may rely upon the opinion of the Certified Public Accountants with respect to the financial statements included in the Registration Statement;

               (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries (which, as to the interim financial statements included in the Registration Statement, shall constitute a review as described in SAS No. 71, Interim Financial Statements), nothing has come to the Certified Public Accountants' attention which would lead them to believe that (A) the unaudited financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the Effective Date, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the December 31, 1998 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from December 31, 1998 to a specified date not more than five (5) days prior to the Effective Date, there was any decrease (increase) in net revenues, net income (loss) or in net earnings (loss) per common share of the Company, in each case as compared with the corresponding period in December 31, 1998, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease (increase);

               (iv) setting forth, at a date not later than five (5) days prior to the Effective Date, the amount of liabilities of the Company;

               (v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

               (vi) statements as to such other matters incident to the transaction contemplated hereby as the Representative may request.

          B. At the Firm Closing Date and the Option Closing Date, if any, the Representative shall have received from the Certified Public Accountants, a letter, dated as of the Firm Closing Date or the Option Closing Date, as the case may be, to the effect that it reaffirms that statements made in the letter furnished pursuant to subsection A of this
Section 6(e), except that the specified date referred to shall be a date not more than five (5) days prior to the Firm Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection A of this Section 6(e) with respect to certain amounts, percentages and financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

          (e) The representations and warranties of the Company contained in this Agreement shall be true and correct as if made on and as of the Firm Closing Date; the Registration Statement shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, shall not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date.

          (f) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or contemplated by the Commission.

          (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the business, operations, condition (financial or otherwise), earnings or prospects of the Company, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

          (h) The Underwriters shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Secretary of the Company to the effect set forth in subparagraphs (e) and (f) above.

          (i) The Securities shall be qualified in such jurisdictions as the Underwriters may reasonably request pursuant to Section 4(c), and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Firm Closing Date.

          (j) The Company shall have executed and delivered to the Underwriters the Representative's Warrant Agreement and a certificate or certificates evidencing the Representative's Warrant, in each case in a form acceptable to the Underwriters.

          (k) The Underwriters shall have received Lock-up Agreements executed by the persons listed on Schedule 2 annexed hereto.

          (l) On or before the Firm Closing Date, the Underwriters and counsel for the Underwriters shall have received such further certificates, documents, letters or other information as they may have reasonably requested from the Company and other security holders of the Company.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and counsel for the Underwriters. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters and counsel for the Underwriters shall reasonably request.

     The obligation of the Underwriters to purchase and pay for any Option Securities shall be subject, in its discretion, to each of the foregoing conditions, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     7.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the Act or Section 20 of the 1934 Act against any losses, claims, damages, or liabilities, joint or several, to which the Underwriters, or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (1) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or

               (2) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Underwriters and such controlling person for any legal or other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating or defending against any loss, claim, damage, liability, action, investigation, litigation or proceeding; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriters, specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriters, or controlling person, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Underwriters or any person who controls the Underwriters or within the meaning of Section 15 of the Act or Section 20 of the 1934 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

          (b) The Underwriters will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act against, any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, but only insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending against any such loss, claim, damage, liability, action investigation, litigation or proceedings, in respect thereof. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

          (c)  Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (d) In circumstances in which the indemnity obligation provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and the other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Underwriters shall not be obligated to make contributions hereunder that in the aggregate exceeding the total public offering price of the Securities purchased by the Underwriters under this Agreement, less the aggregate amount of any damages that the Underwriters have otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriters, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Company.

     8.   SUBSTITUTION OF UNDERWRITERS.

     If any Underwriter shall for any reason not permitted hereunder cancel its obligations to purchase the Firm Securities hereunder, or shall fail to take up and pay for the number of Firm Securities set forth opposite names in Schedule 1 hereto upon tender of such Firm Securities in accordance with the terms hereof, then:

          (a) If the aggregate number of Firm Securities which such Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Firm Securities, the other Underwriters shall be obligated to purchase the Firm Securities which such defaulting Underwriter agreed but failed to purchase.

          (b) If any Underwriter so defaults and the agreed number of Firm Securities with respect to which such default or defaults occurs is more than 10% of the total number of Firm Securities, the remaining Underwriters shall have the right to take up and pay for the Firm Securities which the defaulting Underwriter agreed but failed to purchase. If such remaining Underwriters do not, at the Firm Closing Date, take up and pay for the Firm Securities which the defaulting Underwriter agreed but failed to purchase, the time for delivery of the Firm Securities shall be extended to the next business day to allow the remaining Underwriters the privilege of substituting within twenty-four hours (including nonbusiness hours) another underwriter or underwriters satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid, within such twenty-four hour period, the time of delivery of the Firm Securities may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within twenty-four hours (including nonbusiness hours) another underwriter or underwriters to purchase the Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If it shall be arranged for the remaining Underwriter or substituted Underwriters to take up the Firm Securities of the defaulting Underwriter as provided in this section, (i) the Company or the Underwriters shall have the right to postpone the time of delivery for a period of not more than seven business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other document or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of Firm Securities to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of the underwriting obligation for all purposes of this agreement.

     If in the event of a default by any Underwriter and the remaining Underwriters shall not take up and pay for all the Firm Securities agreed to be purchased by the defaulting Underwriter or substitute another underwriter or underwriters as aforesaid, the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Securities as aforesaid, then this Agreement shall terminate.

     If, following exercise of the option provided in Section 2(c) hereof, any Underwriter or Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase Option Securities at the Option Closing Date, or shall fail to take up and pay for the number of Option Securities, which it became obligated to purchase at the Option Closing Date upon tender of such Option Securities in accordance with the terms hereof, then the remaining Underwriters or substituted Underwriters may take up and pay for the Option Securities of the defaulting Underwriters in the manner provided in Section 8(b) hereof. If the remaining Underwriters or substituted Underwriters shall not take up and pay for all such Option Securities, the Underwriters shall be entitled to purchase the number of Option Securities for which there is no default or, at their election, the option shall terminate, the exercise thereof shall be of no effect.

     As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. In the event of termination, there shall be no liability on the part of any non-defaulting Underwriter to the Company, provided that the provisions of this Section 8 shall not in any event affect the liability of any defaulting Underwriter to the Company arising out of such default.

     9. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, any of its officers or directors and the Underwriter set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Underwriter or any controlling person referred to in Section 7 hereof, and
(ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 4 and 7 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     10.  TERMINATION.

          (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representative by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied under Section 6 hereunder at or prior thereto or if at or prior to the Firm Closing Date or such Option Closing Date, respectively:

               (1) the Company sustains a loss by reason of explosion, fire, flood, accident or other calamity, which, in the opinion of the Underwriter, substantially affects the value of the properties of the Company or which materially interferes with the operation of the business of the Company regardless of whether such loss shall have been insured; there shall have been any material adverse change, or any development involving a prospective material adverse change (including, without limitation, a change in management or control of the Company), in the business, operations, condition (financial or otherwise), earnings or prospects of the Company, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

               (2) any action, suit or proceeding shall be threatened, instituted or pending, at law or in equity, against the Company, by any person or by any federal, state, foreign or other governmental or regulatory commission, board or agency wherein any unfavorable result or decision could materially adversely affect the business, operations, condition (financial or otherwise), earnings or prospects of the Company;

               (3) trading in the Common Stock shall have been suspended by the Commission, the NASD or on Nasdaq, or trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on either such exchange or quotation system;

               (4) a banking moratorium shall have been declared by New York or United States authorities;

               (5) there shall have been (A) an outbreak of hostilities between the United States and any foreign power (or, in the case of any ongoing hostilities, a material escalation thereof), (B) an outbreak of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material change in financial, political or economic conditions, having an effect on the financial markets that, in any case referred to in this clause (5), in the sole judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement; and

               (6) termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party, except as provided in Section 5(b) and Section 7 hereof.

     11. INFORMATION SUPPLIED BY THE UNDERWRITER. The statements set forth in the "Underwriting Section" in any Preliminary Prospectus or the Prospectus constitute the only information furnished by the Underwriter to the Company for the purposes of Section 7(b) hereof. The Underwriter confirms that such statements (to such extent) are correct.

     12. NOTICES. All notice hereunder to or upon either party hereto shall be deemed to have been duly given for all purposes if in writing and
(i) delivered in person or by messenger or an overnight courier service against receipt, or (ii) send by certified or registered mail, postage paid, return receipt requested, or (iii) sent by telegram, facsimile, telex or similar means, provided that a written copy thereof is sent on the same day by postage paid first-class mail, to such party at the following address:

To the Company:                    At the address listed in the Prospectus
To the Company's counsel:          At the address listed in the Prospectus

To the Representative:             Neidiger Tucker Brunner, Inc.
                                   1675 Larimer Street, Suite 300
                                   Denver, CO 80202

To the Representative's counsel:   Gary A. Agron, Esq.
                                   Law Office of Gary A. Agron
                                   5445 DTC Pkwy., Suite 520
                                   Englewood, Colorado 80111

or such other address as either party hereto may at any time, or from time to time, direct by notice given to the other party in accordance with this section. The date of giving of any such notice shall be, in the case of clause (i), the date of the receipt; in the case of clause (ii), five business days after such notice or demand is sent; and, in the case of clause (iii), the business day next following the date such notice is sent.

     13. AMENDMENT. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

     14. WAIVER. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

     15. APPLICABLE LAW. This agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of Colorado without regard to principles of choice of law or conflict of laws.

     16. JURISDICTION. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the Colorado courts and the United States District Court for the District of Colorado in connection with any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the City and County of Denver, State of Colorado, or such District and agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by clause (ii) of Section 12.

     17. REMEDIES. In the event of any actual or prospective breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

     18. ATTORNEYS' FEES. The prevailing party in any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, shall be entitled to recover its costs and reasonable attorneys' fees.

     19. SEVERABILITY. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

     20. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

     21. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that
(i) the indemnities of the Company contained in Section 7 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, and (ii) the indemnities of the Underwriter contained in
Section 7 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act. No purchaser of Securities from the Underwriter shall be deemed a successor because of such purchase.

     22. TITLES AND CAPTIONS. The titles and captions of the articles and sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

     23. GRAMMATICAL CONVENTIONS. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

     24. REFERENCES. The terms "herein," "hereto," "hereof," "hereby," and "hereafter," and other terms of similar import, refer to this Agreement as a whole, and not to any Article, Section or other part hereof.

     25. ENTIRE AGREEMENT. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, and the Underwriter.

                    Very truly yours,

                    Entropin , Inc.


                    By: /s/ THOMAS G. TACHOVSKY
                       --------------------------------------------
                            Chief Executive Officer

The foregoing agreement is hereby confirmed and accepted as of the date first above written.

Neidiger Tucker Brunner, Inc.
as representative of the several underwriters listed on Schedule l annexed hereto


By: /s/ ANTHONY B. PETRELLI
   ------------------------------------
Title: Senior Vice President
      ---------------------------------

                               Schedule 1



Underwriters                      Number of Shares     Number of Warrants
------------                      ----------------     ------------------

Neidiger, Tucker, Bruner, Inc.        625,000                 625,000
Westport Resources Investment
 Services, Inc.                       625,000                 625,000
American Fronteer Financial           250,000                 250,000
EBI Securities                        100,000                 100,000
First Colonial Securities             100,000                 100,000
Schneider Securities                  100,000                 100,000
Capital West Securities                20,000                  20,000
Culverwell & Co.                       20,000                  20,000
Fox & Co. Investments                  20,000                  20,000
Fredrick & Co.                         20,000                  20,000
Institutional Equities                 20,000                  20,000
Joseph Gunnar & Co.                    20,000                  20,000
Kashner Davidson Sec.                  20,000                  20,000
Mercer Partners                        20,000                  20,000
National Securities                    20,000                  20,000
Smith Moore & Co.                      20,000                  20,000
                                   ----------              ----------
     Total                          2,000,000               2,000,000
                                   ==========              ==========

                               SCHEDULE 2

                   Security Holders Subject to Lock Up


          Directors and Officers:
          ----------------------

          Daniel Azarnoff

          Higgins (& Shirley) Bailey

          Donald Hunter

          Wellington Ewen

          James (& Joyce) Wynn*

          Other Share, Option and/or Warrant Holders:
          ------------------------------------------

          Thomas Anderson

          Roy Azarnoff

          Bateman Dynasty

          Cambridge Holdings

          Dewey Crim**

          GJM Trading Partners

          Great Expectations Family LP

          Arthur Hayes

          J. Paul Consulting

          Gerald Levy

          Claudia McAdam

          William McMaster

          Kenneth Melmon

          Lester Mitscher

                               SCHEDULE 2
                               (Continued)



          Other Share, Warrant and/or Option Holders
          ------------------------------------------
          (Continued):
          -----------

          Steve Quoy

          Wendy Rieder

          Alice Rivera

          Carolyn T. Somers

          James Toot

          Underwood Family Partners

______________

*Pursuant to their Lock-up Agreement, Mr. and Ms. Wynn have not agreed to refrain from selling 25,000 shares of common stock that Ms. Wynn holds in her name only and 12,000 shares of common stock Mr. and Mrs. Wynn have gifted to their two sons.

**Pursuant to his Lock-up Agreement, Mr. Crim has agreed to refrain from selling the shares of common stock underlying his option to purchase 100,000 shares at $4.00 per share, but has not agreed to refrain from selling the shares of common stock underlying his option to purchase 25,000 at $3.00 per share.

                             ENTROPIN, INC.

                                   AND

                       NEIDIGER TUCKER BRUNER, INC.

                            REPRESENTATIVE'S

                            WARRANT AGREEMENT

          REPRESENTATIVE'S WARRANT AGREEMENT dated as of March 20, 2000 by and between ENTROPIN, INC., (the "Company") and NEIDIGER TUCKER BRUNER, INC. ("Representative").

                          W I T N E S S E T H:
                          --------------------


     WHEREAS, the Company proposes to issue to the Representative 200,000 warrants (each a "Representative's Warrant") each to purchase one share of the Company's $.001 par value common stock, (the "Common Stock").

     WHEREAS, the Representative has agreed, pursuant to the underwriting agreement (the "Underwriting Agreement") dated March 14, 2000 by and between the Representative and the Company, to act as the Representative in connection with the Company's proposed public offering (the "Public Offering") of 2,000,000 shares of Common Stock and 2,000,000 common stock purchase warrants (the "Offering Securities"); and

     WHEREAS, the Representative's Warrants to be issued pursuant to this Agreement will be issued on the Firm Closing Date (as such term is defined in the Underwriting Agreement) by the Company to the Representative in consideration for, and as part of, the Representative's compensation in connection with the Representative's acting as the Representative pursuant to the Underwriting Agreement;

     NOW, THEREFORE, in consideration of the premises, the payment by the Representative to the Company of One Hundred Dollars ($100.00), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. GRANT. The Holder (as defined in Section 3 below) is hereby granted the right to purchase, at any time from March 20, 2001 until 5:00 p.m., New York time, March 19, 2005, up to 200,000 shares of Common Stock, at an initial purchase price (subject to adjustment as provided in Section 8 hereof) of $8.75 per share of Common Stock subject to the terms and conditions of this Agreement. The securities issuable upon exercise of the Representative's Warrant are sometimes referred to herein as the "Representative's Securities."

     2.   WARRANT CERTIFICATES.  The warrant certificate (the
"Representative's Warrant Certificate") to be delivered pursuant to this Agreement shall be in the form set forth in the attached Warrant
Certificate and is made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

     3.   EXERCISE OF REPRESENTATIVE'S WARRANT.

          (a) The Representative's Warrant is exercisable during the term set forth in Section 1 hereof payable by certified or cashier's check or money order in lawful money of the United States. Upon surrender of the Representative's Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Representative's Securities (and such other amounts, if any, arising pursuant to Section 4 hereof) at the Company's principal office, the registered holder of a Representative's Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Representative's Securities so purchased. The purchase rights represented by each Representative's Warrant Certificate are exercisable at the option of the Holder or Holders thereof, in whole or in part as to Representative's Securities. The Representative's Warrant may be exercised to purchase all or any part of the Representative's Securities represented thereby. In the case of the purchase of less than all the Representative's Securities purchasable on the exercise of the Representative's Warrant represented by a Representative's Warrant Certificate, the Company shall cancel the Representative's Warrant Certificate represented thereby upon the surrender thereof and shall execute and deliver a new Representative's Warrant Certificate of like tenor for the balance of the Representative's Securities purchasable thereunder.

          (b) In lieu of the payment of cash upon exercise of the Representative's Warrant as provided in Section 3(a), the Holder may exercise the Representative's Warrant by surrendering the Representative's Warrant Certificate at the principal office of the Company, accompanied by a notice stating (i) the Holder's intent to effect such exercise by an exchange, (ii) the Common Stock to be issued upon the exchange, (iii) whether Representative's Warrants are to be surrendered in connection with the exchange, and (iv) the date on which the Holder requests that such exchange is to occur. The Purchase Price for the Representative's Securities to be acquired in the exchange shall be paid by the surrender as indicated in the notice, of Representative's Warrants, having a "Value", as defined below, equal to the Purchase Price. "Value" as to each Representative's Warrant shall mean the difference between the "Market Price", as hereinafter defined, of a share of Common Stock and the then Purchase Price for a share of Common Stock.

          By way of example of the application of the formula, assume that the Market Price of the Common Stock is $8.00, the Purchase Price of the Representative's Warrant is $6.00. On such assumptions, the Value of a Representative's Warrant is $2.00 ($8.00-$6.00) and therefore for each three (3) Representative's Warrants surrendered, the Holder could acquire one (1) share of Common Stock in the exchange. Notwithstanding the example, the Holder shall not be limited to exchanging Representative's Warrants for Common Stock.

     The Warrant Exchange shall take place on the date specified in the notice or if the date the notice is received by the Company is later than the date specified in the notice, on the date the notice is received by the Company.

     4. ISSUANCE OF CERTIFICATES. Upon the exercise of the Representative's Warrant and payment of the Purchase Price therefor, the issuance of certificates representing the Representative's Securities or other securities, properties or rights underlying such Representative's Warrant, shall be made forthwith (and in any event within five (5) business days thereafter) without further charge to the Holder thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Representative's Warrant Certificates and the certificates representing the Representative's Securities or other securities, property or rights (if such property or rights are represented by certificates) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary or Treasurer or Assistant Treasurer of the Company.
The Representative's Warrant Certificates shall be dated the date of issuance thereof by the Company upon initial issuance, transfer or exchange.

     5. RESTRICTION ON TRANSFER OF REPRESENTATIVE'S WARRANT. The Holder of a Representative's Warrant Certificate (and its Permitted Transferee, as defined below), by its acceptance thereof, covenants and agrees that until March 19, 2005, the Representative's Warrant may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except to officers and partners of the Representatives, or any Public Offering selling group member and their respective officers and partners, ("Permitted Transferees"). Thereafter the Representative's Warrant may be transferred, assigned, hypothecated or otherwise disposed of in compliance with applicable law.

     6.   PURCHASE PRICE.

          (a) INITIAL AND ADJUSTED PURCHASE PRICE. Except as otherwise provided in Section 8 hereof, the initial purchase price of the Representative's Securities is set forth in Section 1. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 8 hereof.

          (b) PURCHASE PRICE. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context.

     7.   REGISTRATION RIGHTS.

          (a) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AS AMENDED ("ACT"). The Representative's Warrant may have not been registered under the Act. The Representative's Warrant Certificates may bear the following legend:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Act, or (ii) an opinion of counsel, if such opinion and counsel shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under the Act is available."

          (b)  DEMAND REGISTRATION.   (1) At any time commencing on the
first anniversary of and expiring on the fifth anniversary of the effective date of the Company's Registration Statement relating to the Public Offering (the "Effective Date"), the Holders of a Majority (as hereinafter defined) in interest of the Representative's Warrant, or the Majority in interest of the Representative's Securities (assuming the exercise of all of the Representative's Warrant) shall have the right, exercisable by written notice to the Company, to have the Company prepare and file with the U.S. Securities and Exchange Commission (the "Commission"), on one (1) occasion, a registration statement on Form S-1 or SB-2 or other appropriate form, and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale, of the Representative's Securities by such Holders and any other Holders of the Representative's Warrant and/or the Representative's Securities who notify the Company within fifteen (15) business days after receipt of the notice described in Section 7(b)(2).

                    (2) The Company covenants and agrees to give written notice of any registration request under this Section 7(b) by any Holders to all other registered Holders of the Representative's Warrant and the Representative's Securities within ten (10) calendar days from the date of the receipt of any such registration request.

                    (3) For purposes of this Agreement, the term "Majority" in reference to the Holders of the Representative's Warrant or Representative's Securities, shall mean in excess of fifty percent (50%) of the then outstanding Representative's Warrant or Representative's Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith, or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

                    (4) The Company shall have no obligation to prepare and file a registration statement pursuant to this Section 7(b) if, within twenty (20) days after the Company receives such a demand for registration, the Company agrees, or insiders who own individually more than 5% of the Company's outstanding Common Stock agree, to purchase the Holder's Warrants and/or Warrant Shares from the requesting Holders at a price equal to the difference between the Exercise Price then in effect and the then current market price of the Company's Common Stock. The market price of the Company's Common Stock shall be the average of the closing asked prices for the Company's Common Stock during the ten (10) business days period preceding such request.

          (c) PIGGYBACK REGISTRATION. (1) If, at any time within the period commencing on the first anniversary and expiring on the sixth anniversary of the Effective Date, the Company should file a registration statement with the Commission under the Act (other than in connection with a merger or other business combination transaction or pursuant to Form S-8), it will give written notice at least twenty (20) calendar days prior to the filing of each such registration statement to the Representative and to all other Holders of the Representative's Warrant and/or the Representative's Securities of its intention to do so. If a Representative or other Holders of the Representative's Warrant and/or the Representative's Securities notify the Company within fifteen (15) calendar days after receipt of any such notice of its or their desire to include any Representative's Securities in such proposed registration statement, the Company shall afford the Representative and such Holders of the Representative's Warrant and/or Representative's Securities the opportunity to have any such Representative's Securities registered under such registration statement. Notwithstanding the provisions of this Section 7(c)(1) and the provisions of Section 7(d), the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 7(c)(1) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

               (2) If the managing underwriter of an offering to which the above piggyback rights apply, in good faith and for valid business reasons, objects to such rights, such objection shall preclude such inclusion.

          (d) COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. In connection with any registrations under Sections 7(b) and 7(c) hereof, the Company covenants and agrees as follows:

               (1) The Company shall use its best efforts to file a registration statement within thirty (30) calendar days of receipt of any demand therefor pursuant to Section 7(b); provided, however, that the Company shall not be required to produce audited or unaudited financial statements for any period prior to the date such financial statements are required to be filed in a report on Form 10-K or Form 10-Q (or Form 10-KSB or Form 10-QSB), as the case may be. The Company shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Representative's Securities such number of prospectuses as shall reasonably be requested.

               (2) The Company shall maintain the effectiveness of the registration statement for a period of time equal to the lesser of 9 months or until such time as all of the Warrant Shares have been sold pursuant to the registration statement.

               (3) The Company shall pay all costs (excluding fees and expenses of Holders' counsel and any underwriting discounts or selling fees, expenses or commissions), fees and expenses in connection with any registration statement filed pursuant to Sections 7(b) and 7(c) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

               (4) The Company will use its best efforts to qualify or register the Representative's Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holders, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

               (5) The Company shall indemnify the Holders of the Representative's Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Representative contained in Section 8 of the Underwriting Agreement.

               (6) The Holders of the Representative's Securities to be sold pursuant to a registration statement, and their successors and assigns, shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 8 of the Underwriting Agreement pursuant to which the Representative has agreed to indemnify the Company.

               (7) Nothing contained in this Agreement shall be construed as requiring the Holders to exercise their Representative's Warrant prior to the initial filing of any registration statement or the effectiveness thereof, provided that such Holders have made arrangements reasonably satisfactory to the Company to pay the exercise price from the proceeds of such offering.

               (8) The Company shall furnish to each Representative for the offering, if any, such documents as such Representative may reasonably require.

               (9) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

               (10) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence described below and any managing Representative copies of all correspondence between the Commission and the Company, its counsel or auditors with respect to the registration statement and permit each Holder and Representative to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

               (11) The Company shall enter into an underwriting agreement with the managing underwriter selected for such underwriting by Holders holding a Majority of the Representative's Securities requested to be included in such underwriting, provided, however that such managing underwriter shall be reasonably acceptable to the Company, except that in connection with an offering for which the Holders have piggyback rights, the Company shall have the sole right to select the managing underwriter or underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Company, a Majority of such Holders (in respect of a registration under Section 7(b) only) and such managing underwriter, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Representative's Securities. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

     8.   ADJUSTMENTS TO PURCHASE PRICE AND NUMBER OF SECURITIES.

          (a) COMPUTATION OF ADJUSTED PURCHASE PRICE. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances referred to in Section 8(g) hereof), including shares held in the Company's treasury, for a consideration per share less than the "Market Price" (as defined in Section 8(a)(6) hereof) per share of Common Stock on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon any such issuance or sale, the Purchase Price of the Common Stock shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) determined by dividing (i) the sum of (x) the total number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Stock outstanding immediately after such issue or sale provided, however, that in no event shall the Purchase Price be adjusted pursuant to this computation to an amount in excess of the Purchase Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 8(c) hereof.

          For the purposes of this Section 8, the term "Purchase Price" shall mean the Purchase Price of the Common Stock forming a part of the Representative's Securities set forth in Section 6 hereof, as adjusted from time to time pursuant to the provisions of this Section 8.

          For the purposes of any computation to be made in accordance with this Section 8(a), the following provisions shall be applicable:

               (1) In case of the issuance or sale of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to Representatives or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by Representatives or dealers or others performing similar services, or any expenses incurred in connection therewith.

               (2) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, and otherwise than on the exercise of options, rights or warrants or the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

               (3) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

               (4) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in Section 8(a)(2).

               (5) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares of Common Stock issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.


               (6) As used herein in the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in the case no such reported sale takes place on such day, the average of the last reported sales prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the NASD through the NASD Automated Quotation System ("NASDAQ") or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

          (b) OPTIONS, RIGHTS, WARRANT AND CONVERTIBLE AND EXCHANGEABLE SECURITIES. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the stockholders of the Company and Holders of Representative's Warrant pursuant to Section 8(i) hereof, if the Company shall at any time after the date hereof issue options, rights or warrants to purchase shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (other than the issuances referred to in Section 8(g) hereof), (i) for a consideration per share less than the Market Price (including the issuance thereof without consideration such as by way of dividend or other distribution), or (ii) without consideration, the Purchase Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 8(a) hereof, provided that:

               (1) The aggregate maximum number of shares of Common Stock issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Representative's Warrant), if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this Section 8(b)(1) (and for the purposes of

Section 8(a)(5) hereof) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not be expired or terminated unexercised.

               (2) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities (assuming conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Representative's Warrant) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or other termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason or redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this Section 8(b)(2) (and for the purpose of Section 8(a)(5) hereof) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

               (3) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in
Section 8(b)(1), or in the price per share at which the securities referred to in Section 8(b)(2) are convertible or exchangeable, and if a change in the Purchase Price has not occurred by reason of the event giving rise to the change in the price per share of such other options, rights, warrants, or convertible or exchangeable securities, such options, rights or warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, the shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

          (c) SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or increased in the case of combination.

          (d) ADJUSTMENT IN NUMBER OF SECURITIES. Upon each adjustment of the Purchase Price pursuant to the provisions of this Section 8, the number of Representative's Securities issuable upon the exercise of the Representative's Warrant shall be adjusted to the nearest whole share by multiplying a number equal to the Purchase Price in effect immediately prior to such adjustment by the number of Representative's Securities issuable upon exercise of the Representative's Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.

          (e) DEFINITION OF COMMON STOCK. For the purpose of this Agreement, the term "Common Stock" shall mean the class of stock designated as Common Stock in the Certificate of Incorporation, of the Company as it may be amended as of the date hereof.

          (f) RECLASSIFICATION, MERGER OR CONSOLIDATION. The Company will not merge, reorganize or take any other action which would terminate the Representative's Warrant without first making adequate provision for the Representative's Warrant. In case of any reclassification or change of the outstanding shares of Common Stock issuable upon exercise of the outstanding warrants (other than a change in par value to no par value, or from nor par value to par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation or other entity of the property of the Company as an entirety or substantially as an entirety, the Holders of each Representative's Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Representative's Warrant) to purchase, upon exercise of such Representative's Warrant, the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owner of the shares of Common Stock underlying the Representative's Warrant immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Representative's Warrant and (y) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance, as if such Holders had exercised the Representative's Warrant. In the event of a consolidation, merger, sale or conveyance of property, the corporation formed by such consolidation or merger, or acquiring such property, shall execute and deliver to the Holders a supplemental Representative's warrant agreement to such effect. Such supplemental Representative's warrant agreement shall provide for adjustments which shall be identical to the adjustment provided for in this Section 8. The provisions of this Section 8(f) shall similarly apply to successive consolidations or mergers.

          (g) NO ADJUSTMENT OF PURCHASE PRICE IN CERTAIN CASES. No adjustment of the Purchase Price shall be made:

               (1) Upon the issuance or sale of (i) the Representative's Warrant or the securities underlying the Representative's Warrant, (ii) the securities sold pursuant to the Public Offering (including those sold upon exercise of the Representative's over-allotment option), or (iii) the shares issuable pursuant to the options, warrants, rights, stock purchase agreements or convertible or exchangeable securities outstanding or in effect on the date hereof or pursuant to any compensatory stock plan as described in the prospectus relating to the Public Offering, or (iv) "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, for not less than 50% of Market Price.

               (2) If the amount of said adjustments shall aggregate less than two ($.02) cents for one (1) share of Common Stock; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall aggregate at least two ($.02) cents for one (1) share of Common Stock. In addition, Registered Holders shall not be entitled to cash dividends paid by the Company prior to the exercise of any warrant or warrants held by them.

     9. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES. Each Representative's Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holders at the principal executive office of the Company, for a new Representative's Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Representative's Securities in such denominations as shall be designated by the Holders thereof at the time of such surrender.

     10. LOSS, THEFT, ETC. OF CERTIFICATES Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Representative's Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Representative's Warrant Certificates, if mutilated, the Company will make and deliver a new Representative's Warrant Certificate of like tenor, in lieu thereof.

     11. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Representative's Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests; provided, however, that if a Holder exercises all Representative's Warrant held of record by such Holder the fractional interests shall be eliminated by rounding any fraction to the nearest whole number of shares of Common Stock or other securities, properties or rights.

     12. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Representative's Warrant, such number of shares of Common Stock or other securities and properties or rights as shall be issuable upon the exercise thereof. The

Company covenants and agrees that, upon exercise of Representative's Warrant and payment of the Purchase Price therefor, all the shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Representative's Warrant shall be outstanding, the Company shall use its best efforts to cause the Common Stock to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed or quoted.

     13. NOTICES TO REPRESENTATIVE'S WARRANT HOLDERS. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Representative's Warrant and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) calendar days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     14. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or five days after being mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holders of the Representative's Warrant, to the address of such Holders as shown on the books of the Company; or

          (b) If to the Company to the address shown in the Underwriting Agreement or to such other address as the Company may designate by notice to the Holders.

     15. SUPPLEMENTS AND AMENDMENTS. The Company and the Representative may from time to time supplement or amend this Agreement without the approval of any Holders of Representative's Warrant Certificates (other than the Representative) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provision in regard to matters or questions arising hereunder which the Company and the Representative may deem necessary or desirable and which the Company and the Representative deem shall not adversely affect the interests of the Holders of Representative's Warrant Certificates.

     16. SUCCESSORS. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Representative, the Holders and their respective successors and assigns hereunder.

     17. TERMINATION. This Agreement shall terminate at the close of business five years from the date hereof. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination until the close of business on the expiration of any applicable statue of limitations.

     18. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and each Representative's Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said state without giving effect to the rules of said state governing the conflicts of laws.

     19. ENTIRE AGREEMENT; MODIFICATION. This Agreement (including the Underwriting Agreement, to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and thereof. This Agreement may not be modified or amended except by a writing duly signed by the Company and the Holders of a Majority in Interest of the Representative's Securities (for this purpose, treating all then outstanding Representative's Warrants as if they had been exercised).

     20. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     21. CAPTIONS. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     22. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Representative and any other registered Holders of the Representative's Warrant Certificates or Representative's Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Representative and any other Holders of the Representative's Warrant Certificates or Representative's Securities.

     23. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.


     24. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company, the Representative and their respective successors and assigns and the Holders from time to time of the Representative's Warrant Certificates or any of them.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              ENTROPIN, INC.


                              By: /s/ THOMAS G. TACHOVSKY
                                 ----------------------------------
                                   Chief Executive Officer


                              NEIDIGER TUCKER BRUNER, INC., for itself and as Representative of the Several
                              Underwriters listed On Schedule A


                              By: /s/ ANTHONY B. PETRELLI
                                 -----------------------------------
                                   Senior Vice President

                               Schedule A

                                   to

                   Representative's Warrant Agreement

                                 Between

                             Entropin, Inc.

                                   and

                      Neidiger Tucker Bruner, Inc.


Representative

Neidiger Tucker Bruner, Inc.

Underwriters:

Westport Resources Investment Services, Inc.
American Fronteer Financial
EBI Securities
First Colonial Securities
Schneider Securities
Capital West Securities
Culverwell & Co.
Fox & Co. Investments
Fredrick & Co.
Institutional Equities
Joseph Gunnar & Co.
Kashner Davidson Sec.
Mercer Partners
National Securities
Smith Moore & Co.

                             ENTROPIN, INC.
                             --------------

                           WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND MAY NOT BE OFFERED FOR SALE OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (ii) AN OPINION OF COUNSEL, IF SUCH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

              EXERCISABLE COMMENCING MARCH 20, 2001 THROUGH
               5:00 P.M., NEW YORK TIME ON MARCH 19, 2005


No. UW-1                               Warrant covering 200,000 shares of
                                       Common Stock

          This Warrant Certificate certifies that Neidiger Tucker Bruner, Inc. or registered assigns, is the registered holder of this Warrant to purchase initially, at any time from March 20, 2001, until 5:00 p.m., New York time on March 19, 2005 (the "Expiration Date"), up to 200,000 shares of Common Stock, $.001 par value (the "Common Stock") of Entropin, Inc. ("Company") at a purchase price of $8.75 per share (the "Purchase Price"), upon the surrender of this Warrant Certificate and payment of the applicable Purchase Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Representative's Warrant Agreement, dated as of March 14, 2000, by and between the Company and Neidiger Tucker Bruner, Inc. (the "Warrant Agreement"). Payment of the Purchase Price shall be made by certified or cashier's check or money order payable to the order of the Company.

          No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, at which time all Warrant evidenced hereby, unless exercised prior thereto, shall thereafter be void.

          The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement between the Company and the Representative, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Purchase Price and the type and/or number of the Company's securities issuable upon the exercise of this Warrant, may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Purchase Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

          Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant shall be issued to the transferee(s) in exchange as provided herein, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

          Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

          The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this certificate this 20thday of March 2000.

                              ENTROPIN, INC.

                              By: /s/ THOMAS G. TACHOVSKY
                                 ------------------------------------
                                    Chief Executive Officer
ATTEST:

By:__________________________________
      Secretary

                           FORM OF ASSIGNMENT

         (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

          FOR VALUE RECEIVED___________________________
hereby sells, assigns and transfers unto _____________________

              (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
_____________________ Attorney, to transfer the within Warrant Certificate on the books of Entropin, Inc., with full power of substitution.
Dated:____________________

                              Signature_____________________

                              (Signature must conform in all respects to
the name of holder as specified on the face of the Warrant Certificate.)

[Signature guarantee]                    ________________________________
                                         (Insert Social Security or Other
                                          Identifying Number of Holders)

                      FORM OF ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ shares of Common Stock and herewith tenders in payment for such securities a certified or cashier's check or money order payable to the order of Entropin, Inc in the amount of $______, all in accordance with the terms hereof. The undersigned requests that certificates for such securities be registered in the name of ___________________________ whose address is _____________________ and that such certificates be delivered to
___________ whose address is ______________________________________________
______________.

Dated:_____________________

                              Signature_______________________

                              (Signature must conform in all respects to
the name of holder as specified on the face of the Warrant Certificate.)

                              ________________________________________
                              (Insert Social Security or Other
                              Identifying Number of Holders)

[Signature guarantee]

                             ENTROPIN, INC.

                                   AND

                      NEIDIGER TUCKER BRUNER, INC.

                            REPRESENTATIVE'S

                            WARRANT AGREEMENT

          REPRESENTATIVE'S WARRANT AGREEMENT dated as of March 20, 2000 by and between ENTROPIN, INC., (the "Company") and NEIDIGER TUCKER BRUNER, INC. ("Representative").

                          W I T N E S S E T H:
                           -------------------


     WHEREAS, the Company proposes to issue to the Representative 200,000 warrants (each a "Representative's Warrant") each to purchase one common stock purchase warrant; and

     WHEREAS, the Representative has agreed, pursuant to the underwriting agreement (the "Underwriting Agreement") dated March 14, 2000 by and between the Representative and the Company, to act as the Representative in connection with the Company's proposed public offering (the "Public Offering") of 2,000,000 shares of Common Stock and 2,000,000 common stock purchase warrants (the "Offering Securities"); and

     WHEREAS, the Representative's Warrants to be issued pursuant to this Agreement will be issued on the Firm Closing Date (as such term is defined in the Underwriting Agreement) by the Company to the Representative in consideration for, and as part of, the Representative's compensation in connection with the Representative's acting as the Representative pursuant to the Underwriting Agreement;

     NOW, THEREFORE, in consideration of the premises, the payment by the Representative to the Company of One Hundred Dollars ($100.00), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. GRANT. The Holder (as defined in Section 3 below) is hereby granted the right to purchase, at any time from March 20, 2001 until 5:00 p.m., New York time, March 19, 2005, up to 200,000 common stock purchase warrants identical to the common stock purchase warrants sold in the Public Offering, except that the 200,000 warrants will not be subject to any call or redemption provision by the Company, at an initial purchase price (subject to adjustment as provided in Section 8 hereof) of $.30 per common stock purchase warrant subject to the terms and conditions of this Agreement. The 200,000 common stock purchase warrants issuable upon exercise of the Representative's Warrant are referred to herein as the "Representative's Securities."

     2.   WARRANT CERTIFICATES.  The warrant certificate (the
"Representative's Warrant Certificate") to be delivered pursuant to this Agreement shall be in the form set forth in the attached Warrant
Certificate and is made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

     3.   EXERCISE OF REPRESENTATIVE'S WARRANT.

          (a) The Representative's Warrant is exercisable during the term set forth in Section 1 hereof payable by certified or cashier's check or money order in lawful money of the United States. Upon surrender of the Representative's Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Representative's Securities (and such other amounts, if any, arising pursuant to Section 4 hereof) at the Company's principal office, the registered holder of a Representative's Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Representative's Securities so purchased. The purchase rights represented by each Representative's Warrant Certificate are exercisable at the option of the Holder or Holders thereof, in whole or in part as to Representative's Securities. The Representative's Warrant may be exercised to purchase all or any part of the Representative's Securities represented thereby. In the case of the purchase of less than all the Representative's Securities purchasable on the exercise of the Representative's Warrant represented by a Representative's Warrant Certificate, the Company shall cancel the Representative's Warrant Certificate represented thereby upon the surrender thereof and shall execute and deliver a new Representative's Warrant Certificate of like tenor for the balance of the Representative's Securities purchasable thereunder.

          (b) In lieu of the payment of cash upon exercise of the Representative's Warrant as provided in Section 3(a), the Holder may exercise the Representative's Warrant by surrendering the Representative's Warrant Certificate at the principal office of the Company, accompanied by a notice stating (i) the Holder's intent to effect such exercise by an exchange, (ii) the Common Stock to be issued upon the exchange, (iii) whether Representative's Warrants are to be surrendered in connection with the exchange, and (iv) the date on which the Holder requests that such exchange is to occur. The Purchase Price for the Representative's Securities to be acquired in the exchange shall be paid by the surrender as indicated in the notice, of Representative's Warrants, having a "Value", as defined below, equal to the Purchase Price. "Value" as to each Representative's Warrant shall mean the difference between the "Market Price", as hereinafter defined, of a share of Common Stock and the then Purchase Price for a share of Common Stock.

          By way of example of the application of the formula, assume that the Market Price of the Common Stock is $8.00, the Purchase Price of the Representative's Warrant is $6.00. On such assumptions, the Value of a Representative's Warrant is $2.00 ($8.00-$6.00) and therefore for each three (3) Representative's Warrants surrendered, the Holder could acquire one (1) share of Common Stock in the exchange. Notwithstanding the example, the Holder shall not be limited to exchanging Representative's Warrants for Common Stock.


     The Warrant Exchange shall take place on the date specified in the notice or if the date the notice is received by the Company is later than the date specified in the notice, on the date the notice is received by the Company.

     4. ISSUANCE OF CERTIFICATES. Upon the exercise of the Representative's Warrant and payment of the Purchase Price therefor, the issuance of certificates representing the Representative's Securities or other securities, properties or rights underlying such Representative's Warrant, shall be made forthwith (and in any event within five (5) business days thereafter) without further charge to the Holder thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Representative's Warrant Certificates and the certificates representing the Representative's Securities or other securities, property or rights (if such property or rights are represented by certificates) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary or Treasurer or Assistant Treasurer of the Company.
The Representative's Warrant Certificates shall be dated the date of issuance thereof by the Company upon initial issuance, transfer or exchange.

     5. RESTRICTION ON TRANSFER OF REPRESENTATIVE'S WARRANT. The Holder of a Representative's Warrant Certificate (and its Permitted Transferee, as defined below), by its acceptance thereof, covenants and agrees that until March 19, 2005, the Representative's Warrant may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except to officers and partners of the Representatives, or any Public Offering selling group member and their respective officers and partners, ("Permitted Transferees"). Thereafter the Representative's Warrant may be transferred, assigned, hypothecated or otherwise disposed of in compliance with applicable law.

     6.   PURCHASE PRICE.

          (a) INITIAL AND ADJUSTED PURCHASE PRICE. Except as otherwise provided in Section 8 hereof, the initial purchase price of the Representative's Securities is set forth in Section 1. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 8 hereof.

          (b) PURCHASE PRICE. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context.


     7.   REGISTRATION RIGHTS.

          (a) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AS AMENDED ("ACT"). The Representative's Warrant may have not been registered under the Act. The Representative's Warrant Certificates may bear the following legend:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Act, or (ii) an opinion of counsel, if such opinion and counsel shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under the Act is available."

          (b)  DEMAND REGISTRATION.   (1) At any time commencing on the
first anniversary of and expiring on the fifth anniversary of the effective date of the Company's Registration Statement relating to the Public Offering (the "Effective Date"), the Holders of a Majority (as hereinafter defined) in interest of the Representative's Warrant, or the Majority in interest of the Representative's Securities (assuming the exercise of all of the Representative's Warrant) shall have the right, exercisable by written notice to the Company, to have the Company prepare and file with the U.S. Securities and Exchange Commission (the "Commission"), on one (1) occasion, a registration statement on Form S-1 or SB-2 or other appropriate form, and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale, of the Representative's Securities by such Holders and any other Holders of the Representative's Warrant and/or the Representative's Securities who notify the Company within fifteen (15) business days after receipt of the notice described in Section 7(b)(2).

                    (2) The Company covenants and agrees to give written notice of any registration request under this Section 7(b) by any Holders to all other registered Holders of the Representative's Warrant and the Representative's Securities within ten (10) calendar days from the date of the receipt of any such registration request.

                    (3) For purposes of this Agreement, the term "Majority" in reference to the Holders of the Representative's Warrant or Representative's Securities, shall mean in excess of fifty percent (50%) of the then outstanding Representative's Warrant or Representative's Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith, or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

                    (4) The Company shall have no obligation to prepare and file a registration statement pursuant to this Section 7(b) if, within twenty (20) days after the Company receives such a demand for registration, the Company agrees, or insiders who own individually more than 5% of the Company's outstanding Common Stock agree, to purchase the Holder's Warrants and/or Warrant Shares from the requesting Holders at a price equal to the difference between the Exercise Price then in effect and the then current market price of the Company's Common Stock. The market price of the Company's Common Stock shall be the average of the closing asked prices for the Company's Common Stock during the ten (10) business days period preceding such request.

          (c) PIGGYBACK REGISTRATION. (1) If, at any time within the period commencing on the first anniversary and expiring on the sixth anniversary of the Effective Date, the Company should file a registration statement with the Commission under the Act (other than in connection with a merger or other business combination transaction or pursuant to Form S-8), it will give written notice at least twenty (20) calendar days prior to the filing of each such registration statement to the Representative and to all other Holders of the Representative's Warrant and/or the Representative's Securities of its intention to do so. If a Representative or other Holders of the Representative's Warrant and/or the Representative's Securities notify the Company within fifteen (15) calendar days after receipt of any such notice of its or their desire to include any Representative's Securities in such proposed registration statement, the Company shall afford the Representative and such Holders of the Representative's Warrant and/or Representative's Securities the opportunity to have any such Representative's Securities registered under such registration statement. Notwithstanding the provisions of this Section 7(c)(1) and the provisions of Section 7(d), the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 7(c)(1) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

               (2) If the managing underwriter of an offering to which the above piggyback rights apply, in good faith and for valid business reasons, objects to such rights, such objection shall preclude such inclusion.

          (d) COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. In connection with any registrations under Sections 7(b) and 7(c) hereof, the Company covenants and agrees as follows:

               (1) The Company shall use its best efforts to file a registration statement within thirty (30) calendar days of receipt of any demand therefor pursuant to Section 7(b); provided, however, that the Company shall not be required to produce audited or unaudited financial statements for any period prior to the date such financial statements are required to be filed in a report on Form 10-K or Form 10-Q (or Form 10-KSB or Form 10-QSB), as the case may be. The Company shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell

Representative's Securities such number of prospectuses as shall reasonably be requested.

               (2) The Company shall maintain the effectiveness of the registration statement for a period of time equal to the lesser of 9 months or until such time as all of the Warrant Shares have been sold pursuant to the registration statement.

               (3) The Company shall pay all costs (excluding fees and expenses of Holders' counsel and any underwriting discounts or selling fees, expenses or commissions), fees and expenses in connection with any registration statement filed pursuant to Sections 7(b) and 7(c) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

               (4) The Company will use its best efforts to qualify or register the Representative's Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holders, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

               (5) The Company shall indemnify the Holders of the Representative's Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Representative contained in Section 8 of the Underwriting Agreement.

               (6) The Holders of the Representative's Securities to be sold pursuant to a registration statement, and their successors and assigns, shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 8 of the Underwriting Agreement pursuant to which the Representative has agreed to indemnify the Company.

               (7) Nothing contained in this Agreement shall be construed as requiring the Holders to exercise their Representative's Warrant prior to the initial filing of any registration statement or the effectiveness thereof, provided that such Holders have made arrangements reasonably satisfactory to the Company to pay the exercise price from the proceeds of such offering.

               (8) The Company shall furnish to each Representative for the offering, if any, such documents as such Representative may reasonably require.

               (9) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

               (10) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence described below and any managing Representative copies of all correspondence between the Commission and the Company, its counsel or auditors with respect to the registration statement and permit each Holder and Representative to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

               (11) The Company shall enter into an underwriting agreement with the managing underwriter selected for such underwriting by Holders holding a Majority of the Representative's Securities requested to be included in such underwriting, provided, however that such managing underwriter shall be reasonably acceptable to the Company, except that in connection with an offering for which the Holders have piggyback rights, the Company shall have the sole right to select the managing underwriter or underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Company, a Majority of such Holders (in respect of a registration under Section 7(b) only) and such managing underwriter, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Representative's Securities. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

     8.   ADJUSTMENTS TO PURCHASE PRICE AND NUMBER OF SECURITIES.

          (a) COMPUTATION OF ADJUSTED PURCHASE PRICE. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances referred to in Section 8(g) hereof), including shares held in the Company's treasury, for a consideration per share less than the "Market Price" (as defined in Section 8(a)(6) hereof) per share of Common Stock on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon any such issuance or sale, the Purchase Price of the Common Stock underlying the Representative's Securities shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) determined by dividing (i) the sum of (x) the total number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Stock outstanding immediately after such issue or sale provided, however, that in no event shall the Purchase Price be adjusted pursuant to this computation to an amount in excess of the Purchase Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 8(c) hereof.




          For the purposes of this Section 8, the term "Purchase Price" shall mean the Purchase Price of the Common Stock underlying the Representative's Securities set forth in Section 6 hereof, as adjusted from time to time pursuant to the provisions of this Section 8.

          For the purposes of any computation to be made in accordance with this Section 8(a), the following provisions shall be applicable:

               (1) In case of the issuance or sale of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to Representatives or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by Representatives or dealers or others performing similar services, or any expenses incurred in connection therewith.

               (2) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, and otherwise than on the exercise of options, rights or warrants or the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

               (3) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

               (4) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in
Section 8(a)(2).

               (5) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares of Common Stock issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.


               (6) As used herein in the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in the case no such reported sale takes place on such day, the average of the last reported sales prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the NASD through the NASD Automated Quotation System ("NASDAQ") or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

          (b) OPTIONS, RIGHTS, WARRANT AND CONVERTIBLE AND EXCHANGEABLE SECURITIES. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the stockholders of the Company and Holders of Representative's Warrant pursuant to Section 8(i) hereof, if the Company shall at any time after the date hereof issue options, rights or warrants to purchase shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (other than the issuances referred to in Section 8(g) hereof), (i) for a consideration per share less than the Market Price (including the issuance thereof without consideration such as by way of dividend or other distribution), or (ii) without consideration, the Purchase Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 8(a) hereof, provided that:

               (1) The aggregate maximum number of shares of Common Stock issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the

Representative's Warrant), if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this Section 8(b)(1) (and for the purposes of Section 8(a)(5) hereof) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not be expired or terminated unexercised.

               (2) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities (assuming conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Representative's Warrant) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or other termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason or redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this Section 8(b)(2) (and for the purpose of Section 8(a)(5) hereof) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

               (3) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in
Section 8(b)(1), or in the price per share at which the securities referred to in Section 8(b)(2) are convertible or exchangeable, and if a change in the Purchase Price has not occurred by reason of the event giving rise to the change in the price per share of such other options, rights, warrants, or convertible or exchangeable securities, such options, rights or warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, the shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

          (c) SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or increased in the case of combination.

          (d) ADJUSTMENT IN NUMBER OF SECURITIES. Upon each adjustment of the Purchase Price pursuant to the provisions of this Section 8, the number of Representative's Securities issuable upon the exercise of the Representative's Warrant shall be adjusted to the nearest whole share by multiplying a number equal to the Purchase Price in effect immediately prior to such adjustment by the number of Representative's Securities issuable upon exercise of the Representative's Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.



          (e) DEFINITION OF COMMON STOCK. For the purpose of this Agreement, the term "Common Stock" shall mean the class of stock designated as Common Stock in the Certificate of Incorporation, of the Company as it may be amended as of the date hereof.

          (f) RECLASSIFICATION, MERGER OR CONSOLIDATION. The Company will not merge, reorganize or take any other action which would terminate the Representative's Warrant without first making adequate provision for the Representative's Warrant. In case of any reclassification or change of the outstanding shares of Common Stock issuable upon exercise of the outstanding warrants (other than a change in par value to no par value, or from nor par value to par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation or other entity of the property of the Company as an entirety or substantially as an entirety, the Holders of each Representative's Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Representative's Warrant) to purchase, upon exercise of such Representative's Warrant, the kind and number of warrants to purchase shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owner of the warrants to purchase shares of Common Stock underlying the Representative's Warrant immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Representative's Warrant and (y) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance, as if such Holders had exercised the Representative's Warrant. In the event of a consolidation, merger, sale or conveyance of property, the corporation formed by such consolidation or merger, or acquiring such property, shall execute and deliver to the Holders a supplemental Representative's warrant agreement to such effect. Such supplemental Representative's warrant agreement shall provide for adjustments which shall be identical to the adjustment provided for in this Section 8. The provisions of this Section 8(f) shall similarly apply to successive consolidations or mergers.

          (g) NO ADJUSTMENT OF PURCHASE PRICE IN CERTAIN CASES. No adjustment of the Purchase Price shall be made:

               (1) Upon the issuance or sale of (i) the Representative's Warrant or the securities underlying the Representative's Warrant, (ii) the securities sold pursuant to the Public Offering (including those sold upon exercise of the Representative's over-allotment option), or (iii) the shares issuable pursuant to the options, warrants, rights, stock purchase agreements or convertible or exchangeable securities outstanding or in effect on the date hereof or pursuant to any compensatory stock plan as described in the prospectus relating to the Public Offering, or (iv) "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, for not less than 50% of Market Price.

               (2) If the amount of said adjustments shall aggregate less than two ($.02) cents for one (1) share of Common Stock; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall aggregate at least two ($.02) cents for one (1) share of Common Stock. In addition, Registered Holders shall not be entitled to cash dividends paid by the Company prior to the exercise of any warrant or warrants held by them.

     9. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES. Each Representative's Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holders at the principal executive office of the Company, for a new Representative's Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Representative's Securities in such denominations as shall be designated by the Holders thereof at the time of such surrender.

     10. LOSS, THEFT, ETC. OF CERTIFICATES Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Representative's Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Representative's Warrant Certificates, if mutilated, the Company will make and deliver a new Representative's Warrant Certificate of like tenor, in lieu thereof.

     11. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Representative's Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests; provided, however, that if a Holder exercises all Representative's Warrant held of record by such Holder the fractional interests shall be eliminated by rounding any fraction to the nearest whole number of shares of Common Stock or other securities, properties or rights.

     12. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Representative's Warrant, such number of shares of Common Stock or other securities and properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of Representative's Warrant and payment of the Purchase Price therefor, all the shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Representative's Warrant shall be outstanding, the Company shall use its best efforts to cause the Common Stock to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed or quoted.

     13. NOTICES TO REPRESENTATIVE'S WARRANT HOLDERS. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Representative's Warrant and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) calendar days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     14. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or five days after being mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holders of the Representative's Warrant, to the address of such Holders as shown on the books of the Company; or

          (b) If to the Company to the address shown in the Underwriting Agreement or to such other address as the Company may designate by notice to the Holders.

     15. SUPPLEMENTS AND AMENDMENTS. The Company and the Representative may from time to time supplement or amend this Agreement without the approval of any Holders of Representative's Warrant Certificates (other than the Representative) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provision in regard to matters or questions arising hereunder which the Company and the Representative may deem necessary or desirable and which the Company and the Representative deem shall not adversely affect the interests of the Holders of Representative's Warrant Certificates.

     16. SUCCESSORS. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Representative, the Holders and their respective successors and assigns hereunder.

     17. TERMINATION. This Agreement shall terminate at the close of business five years from the date hereof. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination until the close of business on the expiration of any applicable statue of limitations.

     18. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and each Representative's Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said state without giving effect to the rules of said state governing the conflicts of laws.

     19. ENTIRE AGREEMENT; MODIFICATION. This Agreement (including the Underwriting Agreement, to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and thereof. This Agreement may not be modified or amended except by a writing duly signed by the Company and the Holders of a Majority in Interest of the Representative's Securities (for this purpose, treating all then outstanding Representative's Warrants as if they had been exercised).

     20. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     21. CAPTIONS. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     22. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Representative and any other registered Holders of the Representative's Warrant Certificates or Representative's Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Representative and any other Holders of the Representative's Warrant Certificates or Representative's Securities.

     23. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.


     24. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company, the Representative and their respective successors and assigns and the Holders from time to time of the Representative's Warrant Certificates or any of them.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              ENTROPIN, INC.


                              By: /s/ THOMAS G. TACHOVSKY
                                 ----------------------------------------
                                   Chief Executive Officer


                              NEIDIGER TUCKER BRUNER, INC., for itself and as Representative of the Several
                              Underwriters listed On Schedule A


                              By: /s/ ANTHONY B. PETRELLI
                                 ----------------------------------------
                                   Senior Vice President

                               Schedule A

                                   to

                   Representative's Warrant Agreement

                                 Between

                             Entropin, Inc.

                                   and

                      Neidiger Tucker Bruner, Inc.


Representative

Neidiger Tucker Bruner, Inc.

Underwriters:

Westport Resources Investment Services, Inc.
American Fronteer Financial
EBI Securities
First Colonial Securities
Schneider Securities
Capital West Securities
Culverwell & Co.
Fox & Co. Investments
Fredrick & Co.
Institutional Equities
Joseph Gunnar & Co.
Kashner Davidson Sec.
Mercer Partners
National Securities
Smith Moore & Co.

                             ENTROPIN, INC.
                             --------------
                           WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND MAY NOT BE OFFERED FOR SALE OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (ii) AN OPINION OF COUNSEL, IF SUCH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

              EXERCISABLE COMMENCING MARCH 20, 2001 THROUGH
               5:00 P.M., NEW YORK TIME ON MARCH 19, 2005


No. UW-1                                   Warrant to purchase 200,000
                                           common stock purchase warrants

          This Warrant Certificate certifies that Neidiger Tucker Bruner, Inc. or registered assigns, is the registered holder of this Warrant to purchase initially, at any time from March 20, 2001, until 5:00 p.m., New York time on March 19, 2005 (the "Expiration Date"), up to 200,000 common stock purchase warrants, each such warrant exercisable to purchase one common stock purchase warrant (as described in the Warrant Agreement attached hereto) at a purchase price of $.30 per warrant (the "Purchase Price"), upon the surrender of this Warrant Certificate and payment of the applicable Purchase Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Representative's Warrant Agreement, dated as of March 14, 2000 by and between the Company and Neidiger Tucker Bruner, Inc. (the "Warrant Agreement"). Payment of the Purchase Price shall be made by certified or cashier's check or money order payable to the order of the Company.

          No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, at which time all Warrant evidenced hereby, unless exercised prior thereto, shall thereafter be void.

          The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement between the Company and the Representative, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Purchase Price and the type and/or number of the Company's common stock purchase warrants issuable upon the exercise of this Warrant, may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Purchase Price and the number and/or type of common stock purchase warrants issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

          Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant shall be issued to the transferee(s) in exchange as provided herein, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

          Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

          The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this certificate this 20th day of March, 2000.

                              ENTROPIN, INC.

                              By: /s/ THOMAS G. TACHOVSKY
                                 --------------------------------------
                                    Chief Executive Officer
ATTEST:

By:__________________________________
      Secretary

                           FORM OF ASSIGNMENT

         (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

          FOR VALUE RECEIVED___________________________
hereby sells, assigns and transfers unto _____________________

              (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
_____________________ Attorney, to transfer the within Warrant Certificate on the books of Entropin, Inc., with full power of substitution.
Dated:____________________

                              Signature_____________________

                              (Signature must conform in all respects to
the name of holder as specified on the face of the Warrant Certificate.)

[Signature guarantee]                    ________________________________
                                         (Insert Social Security or Other
                                           Identifying Number of Holders)

                      FORM OF ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ common stock purchase warrants and herewith tenders in payment for such securities a certified or cashier's check or money order payable to the order of Entropin, Inc in the amount of $______, all in accordance with the terms hereof. The undersigned requests that certificates for such securities be registered in the name of ___________________________ whose address is _____________________ and that such certificates be delivered to __________ whose address is ______________________________________________________.

Dated:____________________

                              Signature________________________________

                              (Signature must conform in all respects to
the name of holder as specified on the face of the Warrant Certificate.)

                              _______________________________
                              (Insert Social Security or Other
                              Identifying Number of Holders)

[Signature guarantee]